Aegis Value Fund, Inc.

Semi-Annual Report

February 28, 2002


Shareholders' Letter
April 19, 2002

To The Shareholders of the Aegis Value Fund:

We are pleased to present this Aegis Value Fund, Inc. Semi-Annual Report for the six months ended February 28, 2002. During this period, the Fund delivered a total return of 8.62 percent, significantly outperforming the
5.85 percent gain of its primary small-cap value benchmark, the Russell 2000 Value Index. The Aegis Value Fund performed even better when compared to the more general small-cap Russell 2000 Index, which was up only 0.86 percent, and the large-cap Standard & Poor's 500 Index, which fell 1.67 percent.

We are particularly pleased with the performance of the Fund given the recent strong asset growth and commensurately high level of cash. Over the last six months, nearly 7,000 new shareholders have increased Fund assets from $23.2 million on August 31, 2001 to $154.1 million on February 28, 2002. As a result of these rapid inflows, the Fund on average was 56 percent invested over this period, and was holding an average of 44 percent of its assets in cash or short-term securities.

After enormous cash inflows during the first two months of calendar 2002, which exceeded the aggregate amount of Fund inflows since the Fund's inception in May 1998, cash levels in the Fund today currently stand at 57 percent. While we remain totally committed to the full prudent investment of Fund assets into equities, cash inflows will neither hurry our decision to work the money into the market nor change our investment philosophy. Should the rate of asset inflows exceed our ability to judiciously and deliberately invest the cash in what we consider a timely manner over the long-term, we will not hesitate to close the Fund.

When thinking about our cash levels, Fund investors should consider that the average shareholder has been with us about 12 weeks. A significant portion of these new shareholders may not be the value-oriented, long-term investing clients we seek, but instead may be market-timing momentum investors attracted by our 42.7 percent return in calendar 2001, a performance highly unlikely to consistently recur. Given this dynamic, we believe it is prudent to invest our cash pragmatically, while keeping one eye on the potential liquidity required to meet any redemptions of impatient investors without forcing the inopportune sale of our long-term portfolio holdings.

We also believe it is wise to do all we can to communicate to our new shareholders our market philosophy. To this end, we strongly encourage all shareholders to make sure they have read a copy of the Aegis Value Fund's August 31, 2001 Fourth Annual Report. The report provides, in significant detail, our approach to investing and our thoughts about the markets. The report was published last October and we believe it continues to remain very timely. Copies are available on our website at www.aegisvaluefund.com or alternatively by mail (just call us at 1-800-528-3780 with your name and address).

The recent strong performance of the Aegis Value Fund is due to the fact that the market has finally significantly closed the valuation gap between the lower share prices and the higher intrinsic values of several of our portfolio holdings. Fortunately, this has made our long-term shareholders wealthier.

Unfortunately, however, the universe of investment opportunities from which we select our new investment candidates has been shrinking. Investors, frustrated with poor returns from their technology and large-cap holdings, are selling off those holdings, but are not taking the money out of the market. Instead, these investors are reallocating significant portions of their capital to small-cap managers, who, faced with unprecedented inflows, are bidding up the valuations of small-cap companies. The effect can be seen in Table 1, where the Center for Research in Security Prices at the University of Chicago has broken down New York Stock Exchange-listed share price performance by market capitalization deciles for the year ended March 31, 2002. While the largest capitalization decile of NYSE stocks has declined in value, the smallest 3 deciles have all experienced 1-year gains in excess of 30 percent. Our belief is that had small value stocks been the sole focus of the study, the price performance of the small value segment would have been even more dramatic.


Table 1        12-Month Performance by Market Capitalization
Source:  Center for Research in Security Prices, University of Chicago


In short, the value stocks in our universe of investment candidates have increased in price, and many are now becoming expensive by historical standards. A large portion of these companies are also facing deteriorating fundamental conditions as they react to a fairly stagnant economy. So the bad news is that the risk-reward profile of holding small-cap value stocks is not as good as it was 12 to 18 months ago.

The good news is that we feel that our Fund's small-cap value holdings are still the best game in town, as far as investing in equities is concerned. The more conventional segments of the stock market still appear to us to provide an unacceptably poor risk/reward profile. Our viewpoint may be surprising given that market pundits can often be seen on financial television claiming that a "recovery is six months away"; that the markets "already discount all the bad news"; and that "stocks usually recover six months before the economy" so investors "must look past the bad news" and "focus on the long term".

However, our viewpoint that these mainstream large-cap stocks are extraordinarily risky is grounded in sound, mathematical valuation analysis. Consider for a moment that the Standard & Poor's 500 Stock Index, generally considered representative of large-cap stocks, now trades at more than 35 times earnings, 1.62 times sales, and more than 5 times book value. As can be seen in Table 2, the market now trades at a multiple of price to trailing 1-year earnings that is higher than at any time in market history--going all the way back to 1871. Granting that 1-year trailing numbers may be de-pressed, even when looking at trailing 10-year average earnings in Table 3 the S&P 500 is now trading at price-to-earnings valuation levels unmatched since 1881, with the exception of two periods: the technology stock bubble of the last few years, and the market mania just prior to the "Black Tuesday" stock market crash of 1929. This foreboding analysis merits the consideration of all serious investors.


Table 2         S&P 500 P/E Using 1-Year Trailing Earnings
Source:  AQR Capital Management, LLC


Table 3            S&P 500 P/E Using 10-Year Trailing Earnings
Source:  AQR Capital Management, LLC


Investors should certainly keep in mind that the market fell to 12 times earnings at the end of the last bear market in 1987, and as low as 7 times earnings in 1974 following the 2-year demise of the previous "Nifty-Fifty" growth craze. In previous recessions, the S&P 500 price/earnings multiple has almost always traded down to the high single or low double digits. For the S&P 500 to trade at a sky-high 35 times trailing earnings during the current "slowdown" and be viewed by the investing public as "already discounting all the bad news" is just not realistic.

In recent years, even the definition of earnings has become much less reliable than historically was the case. As a result, now many investors on Wall Street tend to ignore "reported earnings" and instead focus on "operating earnings," "pro-forma earnings" or "reported earnings before extraordinary items", all of which act to obscure a tremendously inflated valuation multiple. Most investors fail to realize that over the last ten years, the S&P 500 companies have, in aggregate, made annual "one-time" write-offs averaging at least 10 percent of their "operating earnings". Prior to 1985, one-time write-offs by these companies were almost negligible. Removing the effect of the recent massive growth of these write-offs would most certainly lower actual recurring earnings and commensurately increase the current market earnings multiple, resulting in an even more precarious price-to-earnings valuation multiple. The impact of the recent degradation of accounting standards and the growing abuse of management stock option compensation certainly impacts this analysis with negative implications as well.

Keep in mind that when we consider an immediate potential market decline to 12 times earnings, we are talking about a 60-70 percent price decline in most issues that would possibly eliminate more than $5 trillion of aggregate stock market value. This would be on top of the $4-5 trillion that investors lost since the peak of the technology market in March 2000. Declines of this magnitude would be understandably devastating to many investors, and the resulting reduction of the investing public's propensity to spend money could exacerbate any economic downturn and lead to additional earnings declines.

While we are not entirely convinced the market will decline to 12 times earnings, we are highly skeptical of those market pundits who claim that these higher valuations are somehow "justified" because we are in some kind of "new era" of higher real earnings growth for the S&P 500 companies. As can be seen in Table 4, the rolling 20-year compound annual earnings growth rates of the S&P 500 show no real increase of any significance over time. Since 1891, the average 20-year S&P 500 compound annual earnings growth rate, after inflation, has been only 1.4 percent. The maximum 20-year compound annual earnings growth rate since 1891 has been less than eight percent after inflation. Usually, S&P earnings growth is strongest when exiting periods of dramatic economic weakness. Needless to say, with a typical real earnings growth rate of 1.4 percent per annum, it will take many years for the S&P 500 to grow its earnings enough to moderate its current high multiple. This analysis shows that, at best, the S&P 500 is apt to provide only very marginal returns over the next ten or fifteen years.


Table 4           Rolling 20-Year Real S&P Earnings Growth
Source: AQR Capital Management, LLC

The good news for our shareholders is that the Aegis Value Fund is very well-positioned, given this environment where most conventional stocks are overvalued. First, we are focused exclusively in the small-cap markets, which did not experience a late-1990's bubble like that of the more conventional S&P 500 large-cap stocks. In fact, many of the "Old Economy" small-cap value stocks went through a bear market during that period and over the last couple of years have merely recovered from that dip. As a result, whereas the S&P 500 currently trades at approximately 5 times book value and 1.7 times revenues, the small-cap Russell 2000 index trades at only 2.2 times book value and approximately 1.2 times revenues. As can be seen in Table 5, the Russell 2000 still trades at a fairly significant discount to the S&P 500 on a price-to-sales basis after a significant valuation gap opened up in the late 1990's.

Table 5         Price/Sales Ratio of Russell 2000 Versus S&P 500
Source:  Morgan Stanley Small Companies Research, March 7, 2002

Historically, the Aegis Value Fund has been very disciplined, only buying stocks when they are available at extraordinarily inexpensive valuations. Many of the stocks in our portfolio that have run up significantly in value over the last 12 months have now either been sold and replaced with cheaper stocks, or significantly diluted by new asset inflows. As a result, the Fund's stock portfolio continues to contain a significant amount of undervaluation. As of March 31, 2002, the Aegis Value Fund owned stocks trading at a weighted average of only 92 percent of book value, 0.9 times sales, and approximately 5 to 8 times our estimates of earnings two to three years into the future. The extremely low valuation multiples of our Fund's holdings place the Aegis Value Fund's aggregate valuation multiples among the very cheapest in the entire stock fund universe tracked by Morningstar.

We strongly believe that this stock selection discipline has served us well in the past, and is key to our continued success, regardless of the investing climate. Should our very nasty scenario for the more conventional S&P 500 large-caps materialize in the near-term, our stocks, too, are likely to decline. However, it is our hope that our holdings' inexpensive multiples would insulate us from any significant permanent loss of capital. In addition, keep in mind that we currently stand ready with nearly $100 million in cash, constantly scouring the deep value universe looking for gems that might be unearthed by any kind of market dislocation or turmoil.

One final note to our investors. Peter Lynch, the legendary former manager of Fidelity's Magellan Fund, once said that he believed that only about 40 percent of his shareholders ever really did well with Magellan. He was referring to the fact that many investors tended to enter and leave Magellan with extraordinarily self-defeating timing. This must have been very distressing to Mr. Lynch over the years. Our strong hope is that we can improve on Magellan's shareholder result by communicating and sharing our analysis with our investors, so that everyone has a better idea as to future expectations for the market and for the Fund. Because we value our client relationships, we handle our shareholder communications function internally and would encourage any one of you to get in touch with us should you have a question regarding our philosophy or approach. We also want to remind you that your three portfolio managers have an overwhelming portion of their liquid assets invested in the Fund or securities held by the Fund, and therefore our livelihoods and personal net worth continue to be committed to the Aegis Value Fund investment approach.


Berno, Gambal & Barbee, Inc.
William S. Berno, CFA
Paul Gambal
Scott L. Barbee, CFA
Managing Directors







Aegis Value Fund, Inc.
Schedule of Portfolio Investments
February 28, 2002
(Unaudited)

Common Stock - 39.0%                            Shares           Market Value


Industrial Cyclicals - 12.2%

Allied Research Corporation*                   183,600             $3,433,320
American Pacific Corp.*                        414,440              3,584,906
Ampco-Pittsburgh Corporation                    65,000                695,500
Butler Manufacturing, Inc.                     105,200              2,627,896
Charles & Colvard, Ltd.*                        35,200                107,712
Chase Industries, Inc.*                        176,900              1,760,155
Commonwealth Industries, Inc.                   13,500                 70,875
Ethyl Corporation*                           1,016,300              1,168,745
International Aluminum Corp.                    11,100                209,790
P.H. Glatfelter Company                          3,000                 51,750
Pope & Talbot, Inc.                             25,900                388,500
Quipp, Inc.*                                    68,000                992,800
Ryerson Tull--Class A                          320,400              3,431,484
Tab Products Company*                           56,900                241,825
Tecumseh Products Company--Class B               1,500                 69,750

                                                                  $18,835,008


Finance and Real Estate - 5.8%

Aegis Realty Inc.                              277,900              3,029,110
Crazy Woman Creek Bancorp                        3,000                 43,155
First Union Real Estate Equity SBI*             15,000                 36,300
Kramont Realty Trust                             3,500                 44,275
MDC Holdings, Inc.                              28,380              1,245,598
Medallion Financial Corp.                       11,400                101,346
The MIIX Group Inc.                            343,000              1,080,450
Prime Hospitality Corp.*                       281,500              3,296,365
SCPIE Holdings, Inc.                             5,000                 92,350

                                                                   $8,968,949


Transportation - 4.3%

Imperial Parking, Inc.*                            750                 19,875
International Shipholding Corp.*                74,100                503,880
Maritrans, Inc.                                 53,200                699,580
National RV Holdings*                           60,200                602,000
OMI Corporation*                             1,013,500              3,567,520
Sea Containers Ltd.--Class A*                   89,700              1,237,860

                                                                   $6,630,715


Energy & Natural Resources - 1.2%

McMoran Exploration, Inc.*                       1,875                  6,375
USEC Inc.                                      251,700              1,731,696

                                                                   $1,738,071


Textiles and Apparel - 3.6%

Angelica Corporation                            63,100                807,680
Delta Apparel, Inc.*                            17,200                384,592
Delta Woodside Industries*                     303,700                592,215
Gerber Childrenswear*                          477,200              3,359,488
Haggar Corporation                              16,800                215,040
Nitches, Inc.                                   34,200                202,635

                                                                   $5,561,650


Agriculture - 1.8%

The Andersons, Inc.                            240,000              2,426,856
Corn Products International                      1,000                 30,750
Seaboard Corporation                               200                 56,000
Standard Commercial Corporation                 14,800                276,760

                                                                   $2,790,366


Technology - 4.9%

Audiovox Corporation--Class A*                  79,580              3,058,678
CAM Commerce Solutions, Inc.*                   60,100                258,430
Ecometry Corporation*                          217,964                612,479
IDT Corporation*                                10,000                164,500
IDT Corporation--Class B*                       86,000              1,238,400
Liquid Audio Inc.*                             330,800                754,191
Printware, Inc.*                                32,000                 93,600
Sparton Corporation*                             8,000                 58,800
ValueClick Inc.*                               450,100              1,120,704
Volt Information Sciences, Inc.*                11,700                204,165

                                                                   $7,563,947


Retail and Entertainment - 4.8%

America's Car-Mart Inc.*                        91,500                631,350
Blair Corporation                               48,800                888,160
Bowl America Inc.--Class A                       9,481                110,454
Dress Barn, Inc.*                                2,000                 57,080
Duckwall-ALCO Stores, Inc.*                    140,000              1,792,000
The Elder-Beerman Stores Corporation*          219,475                577,219
Luby's, Inc.*                                  370,400              2,392,784
Marsh Supermarkets, Inc.--Class B               36,000                504,000
Nathan's Famous, Inc.*                         132,400                458,104

                                                                   $7,411,151


Consumer Non-Durables - 0.4%

CPAC, Inc.                                      81,400                500,610
National Presto Industries, Inc.                 5,700                156,750

                                                                     $657,360


   Total - 39.0% (Identified Cost $56,305,633)                    $60,157,217


Rights and Warrants - 0.0%

Coast Federal Contingent Payment Rights*        14,000                  2,100

   Total - 0.1% (Identified Cost $54,653)                              $2,100


Short-Term Investments - 56.4%

U. S. Treasury Bill due 3/14/02             20,000,000             19,988,156
Fed. Natl. Mtge. Assn. Note due 3/28/02     15,000,000             14,981,536
U. S. Treasury Bill due 4/18/02             40,000,000             39,912,412
Fed. Hm. Loan Mtge. Corp. Note due 4/23/02  12,000,000             11,969,616

  Total - 56.3% (Identified Cost $86,801,856)                     $86,851,720

Cash - 4.6%                                                        $7,075,420

Excess of expenses payable over income receivable - 0.0%              $(4,558)


   Net Assets - 100.0%                                           $154,081,899


*Non-income producing securities





Aegis Value Fund, Inc.
Statement of Assets and Liabilities
February 28, 2002
(Unaudited)


Assets

Investments at market value -

   Securities (identified cost $56,360,286)                       $60,159,317
   Short-term investments (identified cost $86,801,856)            86,851,720

Cash                                                                7,075,420

Dividends and interest receivable                                      45,269

   Total assets (all current)                                    $154,131,726


Liabilities

Accrued expenses                                                       49,827

   Total liabilities (all current)                                    $49,827


Net assets                                                       $154,081,899


Net assets (equivalent to $13.13 per share based on              $154,081,899
11,736,067.154 shares of capital stock outstanding)






Aegis Value Fund, Inc.
Statement of Operations
For the Period September 1, 2001
to February 28, 2002
(Unaudited)



Net investment income


Income

Dividends                                                            $193,837

Interest                                                              215,254

   Total Income                                                      $409,091


Expenses

Investment advisory fees                                             $391,802

Registration fees                                                      34,785

Printing and postage costs                                              6,318

Legal and accounting fees                                              26,941

Insurance and other                                                    29,906

   Total expenses                                                    $489,752


   Investment income - net                                           $(80,661)


Realized and unrealized gain on investments

Net realized gain on investments                                     $916,311

Change in unrealized appreciation of                                3,297,336
   investments for the period

   Net gain (loss) on investments                                  $4,213,647


Net increase in net assets resulting from operations               $4,132,986







Aegis Value Fund, Inc.
Statement of Changes in Net Assets
For the Period September 1, 2001
to February 28, 2002
(Unaudited)


Increase in net assets from operations

Investment income - net                                              $(80,661)

Net realized gain on investments                                      916,311

Change in unrealized appreciation                                   3,297,336

   Net increase (decrease) in net assets                           $4,132,986
   resulting from operations


Distributions

Investment income - net                                              $(15,029)

Realized capital gains                                               (185,523)

   Total distributions                                              $(200,552)


Capital share transactions

Issuances (12,534,894.053 shares)                                $161,365,575

Issuances in lieu of cash distributions                               190,456
   (14,707.048 shares)

Redemptions (2,727,416.950 shares)                                (34,608,938)

   Total capital share transactions                              $126,947,093


   Total increase in net assets                                  $130,879,527


Net assets

At August 31, 2001                                                $23,202,372
At February 28, 2002 (including zero undistributed               $154,081,899
net investment income)





Aegis Value Fund, Inc.
Financial Highlights
For Six Months Ending February 28, 2002
and Fiscal Year Ending August 31, 2001
(Unaudited)


                                       February 28, 2002      August 31, 2001
Per share data:

Net asset value - beginning of period            $12.12                $9.72

Income from investment operation-

Net investment income                             (0.02)                0.09

Net realized and unrealized                        1.07                 3.25
   gain (loss) on investments

   Total from investment operations               $1.05                $3.34


Less distributions declared to shareholders

   From investment income - net                    0.00                (0.18)
   From realized capital gains                    (0.04)               (0.76)

     Total distributions                         $(0.04)              $(0.94)


Net asset value - end of period                  $13.13               $12.12


Total investment return                            8.62%               37.82%


Ratios (to average net assets)/Supplemental data:

Expenses (annualized)                              1.50%                1.50%*

Net investment income (annualized)                -0.32%                0.89%

Portfolio turnover                                    3%                  10%


Net assets at end of period (000's)            $154,082              $23,202


*The Fund's advisor has agreed to maintain total expenses of the Fund at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios for the year ended August 31, 2001 would have been:
     Net investment income              $0.01
Ratios (to average net assets)
     Expense ratio                       2.27%
     Net investment income               0.12%





Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201
Phone:  (800)528-3780
Fax:  (703)528-1395
Internet:  www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
Albert P. Lindemann III
Eskander Matta

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor
Berno, Gambal & Barbee, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, MO  64106

Certified Public Accountants
PricewaterhouseCoopers LLP
250 W. Pratt Street, Suite 2100
Baltimore, MD  21201

Counsel
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, DC  20006